UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 30, 2018

VIASPACE Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-110680	76-0742386

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

344 Pine St., Santa Cruz, CA		95062

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 626-768-3360

Not Applicable

______________________________________________

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 30, 2018, the Registrant agreed to issue Ms. Angelina Galiteva, Director of the Registrant, 10,000,000 non-qualified stock options out of its existing stock option plan. The stock options will vest quarterly over one year with the vesting period starting July 30, 2018. The stock options were issued at $0.0008 per share.

On July 30, 2018, the Registrant agreed to issue Mr. Haris Basit, Director of the Registrant, 500,000,000 non-qualified stock options out of its existing stock option plan. The stock options will vest quarterly over one year with the vesting period starting July 30, 2018. The stock options were issued at $0.0008 per share.

On July 30, 2018, the Registrant agreed to issue Dr. Kevin Schewe, Chairman and CEO of the Registrant, 350,000,000 non-qualified stock options out of its existing stock option plan. The stock options will vest quarterly over one year with the vesting period starting July 30, 2018. The stock options were issued at $0.0008 per share.

On July 30, 2018, the Registrant agreed to issue Dr. Carl Kukkonen, Director and CTO of the Registrant, 150,000,000 non-qualified stock options out of its existing stock option plan. The stock options will vest quarterly over one year with the vesting period starting July 30, 2018. The stock options were issued at $0.0008 per share.

On July 30, 2018, the Registrant agreed to issue Mr. John Carroll, Independent Consultant of the Registrant, 100,000,000 non-qualified stock options out of its existing stock option plan. The stock options will vest quarterly over one year with the vesting period starting July 30, 2018. The stock options were issued at $0.0008 per share.

On July 30, 2018, the Registrant agreed to issue Mr. Jan Vandersande, Independent Consultant of the Registrant, 10,000,000 non-qualified stock options out of its existing stock option plan. The stock options will vest quarterly over one year with the vesting period starting July 30, 2018. The stock options were issued at $0.0008 per share.

On July 30, 2018, the Registrant agreed to issue Mr. Nick Stoll, Independent Consultant of the Registrant, 100,000,000 non-qualified stock options out of its existing stock option plan. The stock options will vest quarterly over one year with the vesting period starting July 30, 2018. The stock options were issued at $0.0008 per share.

On July 30, 2018, the Registrant agreed to issue Ms. Jaclyn Dougherty, Independent Consultant of the Registrant, 10,000,000 non-qualified stock options out of its existing stock option plan. The stock options will vest quarterly over one year with the vesting period starting July 30, 2018. The stock options were issued at $0.0008 per share.

On July 30, 2018, the Registrant agreed to issue Mr. Levi Duran Bermudez, Independent Consultant of the Registrant, 75,000,000 non-qualified stock options out of its existing stock option plan. The stock options will vest quarterly over one year with the vesting period starting July 30, 2018. The stock options were issued at $0.0008 per share.

On July 30, 2018, the Registrant agreed to issue Mr. Jeff LaBerge, Independent Consultant of the Registrant, 100,000,000 non-qualified stock options out of its existing stock option plan. The stock options will vest quarterly over one year with the vesting period starting July 30, 2018. The stock options were issued at $0.0008 per share.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIASPACE Inc.

August 7, 2018	By:	Nick Stoll s/ Nick Stoll

Name: Nick Stoll
Title: Controller